CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

DERIVED INFORMATION   7/30/04

$350,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$800,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

$350,000,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2004-6

Pricing Information

Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-1	-	450,000,000	I	Senior/Adj	libor + [ ]%	[2.4]	AAA/Aaa/AAA
A-2	214,000,000	-	II	Senior/Adj	libor + [ ]%	[2.4]	AAA/Aaa/AAA
A-IO-1	Notional (4)	-	I & II	Variable IO	(6)	N/A	AAA/Aaa/AAA
M-1	24,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[5.0]	AA+/Aa1/AA+
M-2	24,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[5.0]	AA+/Aa2/AA
M-3	16,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.9]	AA/Aa3/AA-
M-4	14,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.9]	AA-/A1/A+
M-5	12,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.9]	A+/A2/A+
M-6	12,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.9]	A/A3/A
B-1	12,000,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.9]	A-/Baa1/A-
B-2	8,000,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.9]	BBB+/Baa2/BBB+
B-3	8,000,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.9]	BBB/Baa3/BBB
B-4	6,000,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.7]	BBB-/NR/BBB-
Total	350,000,000	450,000,000

Non-offered Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-IO-2	Notional (5)	-	I & II	Variable IO	(7)	N/A	AAA/Aaa/AAA
R (3)	50	-	II	Residual	libor + [ ]%	N/A	AAA/---/AAA
X	-	-	I & II	Subordinate	N/A	N/A	N/A

(1)

100% of the Prospectus Prepayment Curve (“PPC”) for the fixed rate collateral assumes 4.60% Constant Prepayment Rate (“CPR”) ramped to 23.00% CPR over 12 months.  At month 12 and thereafter, 100% PPC for the fixed collateral assumes 23.00% CPR.  100% PPC for the adjustable rate collateral assumes 27.00% CPR.  Bonds are priced to call at 100% of the PPC and assuming one-month libor and six-month libor are 1.60% and 2.10%, respectively.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Notional amount is equal to (a) 27.50% of the sum of the Class A-1 and Class A-2 Certificates (“Class A Certificates”) balances until the 24th Distribution Date and (b) zero on the 25th Distribution Date and thereafter.

(5)

Notional amount is equal to (x) the lesser of (a) the Notional Balance for such Distribution Date (as displayed on page 18) and (b) the aggregate collateral balance (including amounts in the prefunding account) for such Distribution Date and (y) zero on the 25th Distribution Date and thereafter.

(6)

The lesser of (a) [6.65%] and (b) the excess, if any, of 8.00% less one-month libor, subject to the applicable Net Funds Cap as described herein.

(7)

The excess, if any, of [1.35%] over one-month libor.

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston, LLC. (sole manager).
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Servicer:	TBA
Trustee:	TBA
Cut-off Date:	On or about August 1, 2004 for the initial Mortgage Loans.
Investor Settlement:	On or about [September 2, 2004], Closing Date [September 1, 2004]
Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in September 2004.
Accrual Period:

For any class of Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, with respect to the Certificates (other than the Class A-IO-1 Certificates), the closing date, and with respect to the Class A-IO-1 Certificates, August 25, 2004) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	0 days.
Prospectus Prepayment Speed (“PPC”):

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.67% CPR per month to 23.00% CPR in month 12, and remaining at 23.00% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting, and remaining, at 27.00% CPR.

Certificate Ratings:

The Class A Certificates, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates are expected to be rated by S&P, Moody’s, and Fitch. The Class B-4 Certificates are expected to be rated by S&P and Fitch.

Class A:

  AAA/Aaa/AAA

Class M-1:

  AA+/Aa1/AA+

Class M-2:

  AA+/Aa2/AA

Class M-3:

  AA/Aa3/AA-

Class M-4:

  AA-/A1/A+

Class M-5:

  A+/A2/A+

Class M-6:

  A/A3/A

Class B-1:

  A-/Baa1/A-

Class B-2:

  BBB+/Baa2/BBB+

Class B-3:

  BBB/Baa3/BBB

Class B-4:

  BBB-/----/BBB-

Optional Call:	The transaction will have a 10% optional call.
Prefunding Amount:	Approximately 15% - 20%
Capitalized Interest Acct:	TBD
Offered Certificates:	The Class A-1, Class A-2, Class A-IO-1, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates
ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class A-1, Class A-2, Class A-IO-1, Class A-IO-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4 may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment:	None of the classes will constitute “mortgage related securities” for purposes of SMMEA.
Taxation:	REMIC.
Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.
Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin, except for the Class A-IO Certificates, will be increased by the lesser of 50 basis points and (1) the initial pass-through margin for the Class A certificates; and (2) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, mortgage insurance, and loss mitigation advisor fees accrue.
Pass-through Rate:

The pass-through rate for each Class of Certificates (other than the Class A-IO Certificates) for each Distribution Date is a per annum rate equal to the lesser of (i) the sum of the one-month libor for that Distribution Date plus the related certificate margin and (ii) the applicable Net Funds Cap. The pass-through rate for the Class A-IO-1 Certificates for each Distribution Date is a per annum rate equal to the lesser of: (1) [6.65%] and (2) lesser of:  (i) the excess, if any, of 8.00% over one-month libor for that Distribution Date and (ii) the Class A-IO-1 Net Funds Cap.  The pass-through rate for the Class A-IO-2 Certificates for each Distribution Date is a per annum rate equal to the excess, if any, of [1.35%] over one-month libor for that Distribution Date.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Class A-1 Net Funds Cap:

For any Distribution Date and the Class A-1 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 1 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 1 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Group 2 Senior Net Funds Cap:

For any Distribution Date and the Class A-2 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 2 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 2 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-IO-1 Net Funds Cap:

For any Distribution Date and the Class A-IO-1 Certificates, will be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Class A-1 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due the Class A-1 Certificates on that Distribution date by the Class Principal Balance of the Class A-1 Certificates immediately prior to that Distribution Date; and (2)(X) the Group 2 Senior Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the sum of the Current Interest due the Class A-2 Certificates on that Distribution Date by the aggregate Class Principal Balance of the Class A-2  Certificates immediately prior to that Distribution Date; weighted according to the respective Class Principal Balances of (I) the Class A-1 Certificates and (II) the Class A-2 Certificates, respectively and (bb) 27.50%.

Subordinate Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates, a per annum rate equal to a weighted average of (i) the Class A-1 Net Funds Cap and (ii) the Group 2 Senior Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 1, less the Class Principal Balance of the Class A-1 Certificates.

Subordinate Group 2 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 2,  less the Class Principal Balance of the Class A-2 Certificates.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the lesser of (x) the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap and (y) the Maximum Interest Rate) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class A-1, Class A-2 and Class R Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (i) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in the related loan group and (ii) the weighted average Net Mortgage Rate of the fixed-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period. For the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups and the (y) weighted average Net Mortgage Rate of the fixed-rate mortgage loans in both loan groups, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.
Principal and Interest Advancing:

The servicer will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.
Interest Carry Forward Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class with respect to interest (including amounts attributable to Interest Carry Forward Amounts) on such prior

Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

Principal Remittance Amount:

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicers and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that Distribution Date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, (6) amounts withdrawn from the Interest Rate Cap Account to covered Realized Losses on the mortgage loans incurred during the related Collection Period, and (7) regarding the November 2004 Distribution Date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any distribution date and loan group, will be equal to the excess of (i) the product of (1) (x) the weighted average mortgage rate less the weighted average servicing fee rate of the mortgage loans in the related loan group as of the first day of the related Collection Period divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount for that loan group which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Credit Enhancement:	1. Excess cashflow.
2. Overcollateralization.
3. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	17.00%	18.65%	37.30%
M-1	14.00%	15.65%	31.30%
M-2	11.00%	12.65%	25.30%
M-3	9.00%	10.65%	21.30%
M-4	7.25%	8.90%	17.80%
M-5	5.75%	7.40%	14.80%
M-6	4.25%	5.90%	11.80%
B-1	2.75%	4.40%	8.80%
B-2	1.75%	3.40%	6.80%
B-3	0.75%	2.40%	4.80%
B-4	0.00%	1.65%	3.30%

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [1.65]% of the Maximum Pool Balance.
2. On and after the Stepdown Date, the required overcollateralization amount is [3.30]% of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in September 2007 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately 37.30%.
Trigger Event:

A Trigger Event will occur for any Distribution Date if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [43.0%] of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Cumulative Loss Percentage
September 2007 – August 2008	[2.75%]*
September 2008 – August 2009	[4.50%]*
September 2009 – August 2010	[5.75%]*
September 2010 – August 2011	[6.25%]*
September 2011 and thereafter	[6.50%]

* The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Source for Calculation of One-Month Libor:	Telerate Page 3750.
Delinquent Loan Substitution:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the Cut-off Date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the Cut-off Date occurs and ending on the Cut-off Date prior to the close of business on September 30, 2004, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

Overcollateralization Commencement Date:

Either (i) the November 2004 Distribution Date or (ii) the October 2004 Distribution Date if more than 3% of the initial mortgage loans (by Aggregate Collateral Balance as of the initial Cut-off Date) which were less than 30 days delinquent as of the initial Cut-off Date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the initial Cut-off Date occurs and ending on the initial Cut-off Date, prior to the close of business on September 30, 2004.

Group Allocation Amount:

For any Distribution Date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that Distribution Date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that Distribution Date (as described in the prospectus supplement).  For purposes of this definition, the Principal Remittance Amount will be calculated net of subclause (6) in the definition thereof.

Distributions to Certificateholders

1.

From Group 2, to the Trustee, the trustee fee, if any;

2.

From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

3.

From Group 1, to the Trustee, the Trustee fee amount remaining unpaid from (1) above, if any;

4.

From Group 1, to the Loss Mitigation Advisor, the policy premium amount remaining unpaid from (2) above, if any;

5.

Concurrently, to the Class A Certificates, the Class A-IO-1, and the Class A-IO-2 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class A-1 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to the Class A-1 Certificates from the Interest Remittance Amount of the Group 2 Loans and (b) interest amounts distributed to Class A-2, Class A-IO-1 and Class A-IO-2 are allocated from the Interest Remittance Amount of the Group 2 Loans prior to amounts being paid to such classes from the Interest Remittance Amount of Group 1 Loans;

6.

To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

7.

To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

8.

To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.

To the Class M-4 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

Distributions to Certificateholders:

10.

To the Class M-5 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.

To the Class M-6 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.

To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

13.

To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then          from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

14.

To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

15.

To the Class B-4 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

16.

For application as part of monthly excess cash flow.

II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:

1.    From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x)

the Class A-1 Certificates and then to (y) the Class A-2 Certificates, until the respective Class Principal Balance of such classes has been reduced to zero; and

2.    From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x)

the Class R Certificates, and then to (y) the Class A-2, and then to (z) the Class A-1 Certificates, until the respective Class Principal Balance of such classes has been reduced to zero; and

3.    Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and B-4 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and

4. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.    From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x)

the Class A-1 Certificates and then to (y) the Class A-2 Certificates, the sum of the Group 1 Allocation Amount and the component of the Principal Remittance Amount representing payments under the Interest Rate Cap Agreement to cover Realized Losses on the group 1 mortgage loans, until the respective Class Principal Balance is reduced to zero; and

2.    From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x)

the Class A-2, Certificates, and then to (y) the Class A-1 Certificates, the sum of the Group 2 Allocation Amount and the component of the Principal Remittance Amount representing payments under the Interest Rate Cap Agreement to cover Realized Losses on the group 2 mortgage loans, until the respective Class Principal Balance is reduced to zero;

3.    Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and B-4 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

4. For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.

For the first, and if the Delinquent Loan Substitution (as described on page 8) required is both greater than 0.00% and less than or equal to 3.00% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, 100% of the excess interest defined here in IV will be released to the Class X;

2.

(A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the targeted overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a) (i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially, first to

(x) the Class A-1 Certificates and then to (y) the Class A-2 Certificates, the Group 1 Excess Interest Amount, until the respective Class Principal Balance has been reduced to zero; and

(ii) sequentially, first to (x) the Class A-2, and then to (y) the Class A-1 Certificates, until the respective Class Principal Balance has been reduced to zero;

(b) to the Class M-1 Certificates, until the Class Principal Balance has been reduced to zero;

(c) to the Class M-2 Certificates, until the Class Principal Balance has been reduced to zero;

(d) to the Class M-3 Certificates, until the Class Principal Balance has been reduced to zero;

(e) to the Class M-4 Certificates, until the Class Principal Balance has been reduced to zero;

(f) to the Class M-5 Certificates, until the Class Principal Balance has been reduced to zero;

(g) to the Class M-6 Certificates, until the Class Principal Balance has been reduced to zero;

(h) to the Class B-1 Certificates, until the Class Principal Balance has been reduced to zero;

(i) to the Class B-2 Certificates, until the Class Principal Balance has been reduced to zero;

(j) to the Class B-3 Certificates, until the Class Principal Balance has been reduced to zero;

(k) to the Class B-4 Certificates, until the Class Principal Balance has been reduced to zero; and

    (B) On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.    To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

4. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; 5. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class;
6. To the Class M-4 Certificates, any unpaid realized loss amounts for such Class; 7. To the Class M-5 Certificates, any unpaid realized loss amounts for such Class;
8. To the Class M-6 Certificates, any unpaid realized loss amounts for such Class;

9.    To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;

10.  To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;

11.  To the Class B-3 Certificates, any unpaid realized loss amounts for such Class;

12.  To the Class B-4 Certificates, any unpaid realized loss amounts for such Class;

13. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;

14.  To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

15.  To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

16.  To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

17.  To the Class M-4 Certificates, any Basis Risk Carry Forward Amounts for such Class;

18.  To the Class M-5 Certificates, any Basis Risk Carry Forward Amounts for such Class;

19.  To the Class M-6 Certificates, any Basis Risk Carry Forward Amounts for such Class;

20.  To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

21.  To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

22.  To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

23.  To the Class B-4 Certificates, any Basis Risk Carry Forward Amounts for such Class;

24.  To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

25. To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and 26. To the Class R Certificates, any remaining amount.

Amounts on deposit in the Interest Rate Cap Account (as described on page 17) will be available on any Distribution date to pay following amounts:

(i)  to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates, in that order, any applicable deferred amounts, with interest therein at the applicable pass-through rate, prior to giving effect to amounts available to be paid in respect of deferred amounts as described hereunder under Section IV (above) on such Distribution Date;

(ii) to the Principal Remittance Amount, up to the amount of Realized Losses on the mortgage loans incurred during the related Collection Period; and

(iii) to Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates, any applicable Basis Risk Shortfalls, prior to giving effect to any withdrawals from the Basis Risk Reserve Fund or from amounts available to be paid in respect of Basis Risk Shortfalls as described herein under Section IV (above) on such Distribution Date.

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BOND SUMMARY

To Call

Class A-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	4.9	3.3	2.4	1.3	1.0	0.9
First Pay (Month/Year)	Sep04	Sep04	Sep04	Sep04	Sep04	Sep04
Last Pay (Month/Year)	Mar19	Jul14	Dec11	Mar09	May07	Dec06

Class A-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	4.9	3.3	2.4	1.3	1.0	0.9
First Pay (Month/Year)	Sep04	Sep04	Sep04	Sep04	Sep04	Sep04
Last Pay (Month/Year)	Mar19	Jul14	Dec11	Mar09	May07	Dec06

Class M-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	5.0	4.6	2.9	2.4
First Pay (Month/Year)	Mar09	Sep07	Feb08	Mar09	May07	Dec06
Last Pay (Month/Year)	Mar19	Jul14	Dec11	Mar09	May08	Mar07

Class M-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	5.0	4.4	3.7	2.7
First Pay (Month/Year)	Mar09	Sep07	Dec07	Oct08	May08	Mar07
Last Pay (Month/Year)	Mar19	Jul14	Dec11	Mar09	May08	Jun07

Class M-3	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	4.9	4.1	3.7	2.9
First Pay (Month/Year)	Mar09	Sep07	Nov07	Jun08	May08	Jun07
Last Pay (Month/Year)	Mar19	Jul14	Dec11	Mar09	May08	Oct07

Class M-4	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	4.9	4.0	3.7	3.2
First Pay (Month/Year)	Mar09	Sep07	Nov07	Apr08	May08	Oct07
Last Pay (Month/Year)	Mar19	Jul14	Dec11	Mar09	May08	Oct07

Class M-5	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	4.9	3.8	3.7	3.2
First Pay (Month/Year)	Mar09	Sep07	Oct07	Feb08	May08	Oct07
Last Pay (Month/Year)	Mar19	Jul14	Dec11	Mar09	May08	Oct07

Class M-6	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	4.9	3.8	3.7	3.2
First Pay (Month/Year)	Mar09	Sep07	Oct07	Jan08	Mar08	Oct07
Last Pay (Month/Year)	Mar19	Jul14	Dec11	Mar09	May08	Oct07

Class B-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	4.9	3.7	3.5	3.2
First Pay (Month/Year)	Mar09	Sep07	Oct07	Dec07	Jan08	Oct07
Last Pay (Month/Year)	Mar19	Jul14	Dec11	Mar09	May08	Oct07

Class B-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	4.9	3.6	3.4	3.2
First Pay (Month/Year)	Mar09	Sep07	Sep07	Nov07	Dec07	Oct07
Last Pay (Month/Year)	Mar19	Jul14	Dec11	Mar09	May08	Oct07

Class B-3	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	4.9	3.6	3.4	3.2
First Pay (Month/Year)	Mar09	Sep07	Sep07	Oct07	Nov07	Oct07
Last Pay (Month/Year)	Mar19	Jul14	Dec11	Mar09	May08	Oct07

Class B-4	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.3	6.3	4.7	3.5	3.2	3.2
First Pay (Month/Year)	Mar09	Sep07	Sep07	Oct07	Oct07	Oct07
Last Pay (Month/Year)	Dec18	May14	Nov11	Feb09	Apr08	Oct07

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To Maturity

Class A-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	5.2	3.6	2.6	1.4	1.0	0.9
First Pay (Month/Year)	Sep04	Sep04	Sep04	Sep04	Sep04	Sep04
Last Pay (Month/Year)	Jul31	Nov25	Dec20	Dec14	May07	Dec06

Class A-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	5.3	3.6	2.6	1.4	1.0	0.9
First Pay (Month/Year)	Sep04	Sep04	Sep04	Sep04	Sep04	Sep04
Last Pay (Month/Year)	Aug31	Jan26	Jan21	Feb15	May07	Dec06

Class M-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.5	7.2	5.5	5.4	3.0	2.4
First Pay (Month/Year)	Mar09	Sep07	Feb08	May09	May07	Dec06
Last Pay (Month/Year)	Oct28	Jul22	Feb18	Feb13	Apr13	Mar07

Class M-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.5	7.2	5.5	4.8	6.4	2.7
First Pay (Month/Year)	Mar09	Sep07	Dec07	Oct08	Oct09	Mar07
Last Pay (Month/Year)	Feb28	Nov21	Aug17	Oct12	Jan13	Jun07

Class M-3	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.4	7.1	5.4	4.4	4.9	3.2
First Pay (Month/Year)	Mar09	Sep07	Nov07	Jun08	Feb09	Jun07
Last Pay (Month/Year)	Apr27	Jan21	Dec16	May12	Jan11	Oct11

Class M-4	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.4	7.1	5.4	4.2	4.4	5.7
First Pay (Month/Year)	Mar09	Sep07	Nov07	Apr08	Sep08	Sep09
Last Pay (Month/Year)	Jul26	May20	Jun16	Jan12	Sep10	Jun11

Class M-5	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.4	7.1	5.3	4.1	4.1	4.7
First Pay (Month/Year)	Mar09	Sep07	Oct07	Feb08	Jun08	Jan09
Last Pay (Month/Year)	Oct25	Sep19	Nov15	Sep11	Jun10	Sep09

Class M-6	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.3	7.0	5.3	4.0	3.9	4.2
First Pay (Month/Year)	Mar09	Sep07	Oct07	Jan08	Mar08	Jul08
Last Pay (Month/Year)	Nov24	Dec18	May15	May11	Feb10	Mar09

Class B-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.2	6.9	5.2	3.9	3.7	3.8
First Pay (Month/Year)	Mar09	Sep07	Oct07	Dec07	Jan08	Mar08
Last Pay (Month/Year)	Oct23	Jan18	Aug14	Nov10	Oct09	Dec08

Class B-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.0	6.8	5.1	3.8	3.6	3.5
First Pay (Month/Year)	Mar09	Sep07	Sep07	Nov07	Dec07	Jan08
Last Pay (Month/Year)	Apr22	Nov16	Sep13	Apr10	Apr09	Jul08

Class B-3	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.8	6.6	5.0	3.6	3.4	3.4
First Pay (Month/Year)	Mar09	Sep07	Sep07	Oct07	Nov07	Dec07
Last Pay (Month/Year)	Nov20	Nov15	Dec12	Oct09	Nov08	Mar08

Class B-4	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.3	6.3	4.7	3.5	3.2	3.2
First Pay (Month/Year)	Mar09	Sep07	Sep07	Oct07	Oct07	Oct07
Last Pay (Month/Year)	Dec18	May14	Nov11	Feb09	Apr08	Dec07

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Collateral Net WAC – Class A-2

Spot Libor	Stressed Libor

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Collateral Net WAC – Mezzanine & Subordinate Classes

Spot Libor	Stressed Libor

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Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward libor.  Other assumptions incorporated include:  (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

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Interest Rate Cap

____________________________

The Interest Rate Cap shall provide payments (actual/360 accrual basis) on the Notional Balance (as shown above) for the related period at a per annum rate equal to the positive difference, if any, between (1) the lesser of (a) the current level of One-Month Libor and (b) the One-Month Libor Ceiling Rate  (as shown above) for such period over (2) the One-Month Libor Strike Rate  (as shown above) for such period.

Interest Rate Cap Account

Amounts paid under the Interest Rate Cap Agreement not used on any Distribution Date to cover realized losses on the mortgage loans or to pay deferred amounts or Basis Risk Shortfalls will remain on deposit in the Interest Rate Cap Account and may be available on future Distribution Dates to make the payments described on page 11.  However at no time will the amount on deposit in the Interest Rate Cap Account exceed the target amount.

The Interest Rate Cap Account target amount for any period shall equal the excess, if any, of the Targeted Overcollateralization Amount for such period over the overcollateralization amount for such period.    The Interest Rate Cap Account target amount at closing shall be approximately [$13,200,001].

Each period, any amount on deposit in the Interest Rate Cap Account in excess of the target amount will be released to the Class X Certificateholders.

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Class A-IO-2 Notional Schedule

*

The Notional Balance in any period shall equal the lesser of (a) the Notional Balance for such period as shown above and (b) the aggregate collateral balance (including amounts in the prefunding account) for such period.

**

The per annum pass-thru rate to Class A-IO-2 each period shall be the greater of (i) 0.00% and (ii) the excess, if any, of the One-Month Libor Strike Rate for such period (shown above) and the one-month libor rate for such period.

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Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/04 cutoff date.  Approximately 21.5% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,857
Total Outstanding Loan Balance	$767,824,528*	Min	Max
Average Loan Current Balance	$158,086	$9,997	$1,120,899
Weighted Average Original LTV	82.0%**
Weighted Average Coupon	7.01%	4.25%	13.84%
Arm Weighted Average Coupon	6.96%
Fixed Weighted Average Coupon	7.26%
Weighted Average Margin	6.31%	1.86%	11.26%
Weighted Average FICO (Non-Zero)	635
Weighted Average Age (Months)	2
% First Liens	99.6%
% Second Liens	0.4%
% Arms	84.8%
% Fixed	15.2%
% of Loans with Mortgage Insurance	0.2%

*

Total collateral will be approximately [$800,000,000]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.25 - 5.00	63	14,615,328	1.9	4.86	76.7	678
5.01 - 5.50	150	31,663,948	4.1	5.35	77.0	669
5.51 - 6.00	464	92,241,300	12.0	5.82	78.5	657
6.01 - 6.50	732	138,846,353	18.1	6.32	80.0	646
6.51 - 7.00	967	162,984,738	21.2	6.81	81.5	634
7.01 - 7.50	724	113,343,756	14.8	7.29	83.0	627
7.51 - 8.00	715	97,629,285	12.7	7.78	84.2	616
8.01 - 8.50	398	49,195,286	6.4	8.28	85.2	614
8.51 - 9.00	305	36,742,366	4.8	8.76	87.1	612
9.01 - 9.50	126	13,370,192	1.7	9.24	90.0	626
9.51 - 10.00	85	8,397,740	1.1	9.78	88.8	612
10.01 - 10.50	61	4,878,490	0.6	10.24	89.2	606
10.51 - 11.00	36	2,389,467	0.3	10.74	90.9	615
11.01 - 11.50	11	521,247	0.1	11.18	92.7	636
11.51 - 12.00	6	251,192	0.0	11.88	95.0	675
12.01 - 12.50	6	206,861	0.0	12.32	91.7	680
12.51 - 13.00	3	132,922	0.0	12.72	90.9	655
13.01 - 13.50	4	391,263	0.1	13.13	89.3	693
13.51 - 14.00	1	22,796	0.0	13.84	95.0	674
Total:	4,857	767,824,528	100.0	7.01	82.0	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	4	846,175	0.1	6.44	72.1	0
476 – 500	1	63,927	0.0	8.83	80.0	500
501 - 525	138	19,101,555	2.5	8.33	77.8	515
526 - 550	306	38,571,683	5.0	7.8	77.5	539
551 - 575	475	65,396,392	8.5	7.44	80.8	564
576 - 600	604	87,457,586	11.4	7.08	82.6	589
601 - 625	945	143,946,610	18.7	6.92	82.4	612
626 - 650	728	123,615,199	16.1	6.86	82.3	638
651 - 675	633	110,750,971	14.4	6.84	83.1	662
676 - 700	406	69,229,220	9.0	6.91	82.0	688
701 - 725	255	48,620,831	6.3	6.69	83.2	712
726 - 750	181	30,391,714	4.0	6.66	84.1	737
751 - 775	116	18,504,680	2.4	6.77	82.6	760
776 - 800	57	9,966,441	1.3	6.61	75.6	786
801 - 825	8	1,361,545	0.2	6.31	78.2	807
Total:	4,857	767,824,528	100.0	7.01	82.0	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	206	8,074,119	1.1	8.8	80.8	616
50,001 - 100,000	1,294	99,426,458	12.9	7.65	82.6	620
100,001 - 150,000	1,366	168,768,988	22.0	7.18	82.3	630
150,001 - 200,000	821	142,818,960	18.6	6.92	81.8	628
200,001 - 250,000	458	101,731,376	13.2	6.82	82.0	632
250,001 - 300,000	286	78,384,569	10.2	6.83	81.6	642
300,001 - 350,000	158	51,231,459	6.7	6.73	82.2	644
350,001 - 400,000	120	45,118,578	5.9	6.73	82.3	645
400,001 - 450,000	67	28,567,907	3.7	6.6	82.2	654
450,001 - 500,000	46	22,036,221	2.9	6.54	83.4	669
500,001 - 550,000	10	5,354,417	0.7	6.56	82.2	652
550,001 - 600,000	11	6,363,673	0.8	6.88	79.2	663
600,001 - 1,120,899	14	9,947,804	1.3	6.02	72.0	699
Total:	4,857	767,824,528	100.0	7.01	82.0	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.000	69	9,579,830	1.2	6.39	40.1	646
50.001 - 55.000	34	4,993,725	0.7	6.48	52.8	631
55.001 - 60.000	64	9,713,843	1.3	6.64	57.8	630
60.001 - 65.000	70	10,378,161	1.4	6.76	62.7	605
65.001 - 70.000	175	27,500,052	3.6	6.52	68.6	615
70.001 - 75.000	280	47,769,495	6.2	6.95	73.9	608
75.001 - 80.000	2,086	349,765,127	45.6	6.73	79.8	644
80.001 - 85.000	655	94,722,191	12.3	7.19	84.6	608
85.001 - 90.000	746	117,286,385	15.3	7.09	89.6	627
90.001 - 95.000	505	74,607,465	9.7	8.01	94.9	658
95.001 - 100.000	173	21,508,256	2.8	8.09	99.9	669
Total:	4,857	767,824,528	100.0	7.01	82.0	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	3,133	468,960,095	61.1	6.86	82.1	620
Reduced	709	122,817,878	16.0	7.14	83.0	667
No Income/ No Asset	14	2,021,720	0.3	6.68	82.8	695
Stated Income / Stated Assets	1,001	174,024,835	22.7	7.31	80.9	652
Total:	4,857	767,824,528	100.0	7.01	82.0	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	4,337	703,732,170	91.7	6.93	81.6	630
Second Home	25	4,595,618	0.6	6.75	75.8	693
Investor	495	59,496,741	7.7	7.92	87.1	688
Total:	4,857	767,824,528	100.0	7.01	82.0	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	4,115	602,409,193	78.5	7.15	82.3	628
24	453	99,394,376	12.9	6.45	81.1	660
36	67	16,721,702	2.2	6.37	82.7	652
60	222	49,299,258	6.4	6.64	80.1	662
Total:	4,857	767,824,528	100.0	7.01	82.0	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	683	176,957,149	23.0	6.59	79.4	646
Florida	628	91,650,342	11.9	7.19	82.8	635
Arizona	213	30,910,419	4.0	6.9	83.6	643
Illinois	198	28,322,448	3.7	7.45	84.9	635
Washington	154	28,220,846	3.7	6.66	81.4	642
Virginia	176	27,863,014	3.6	7.07	82.5	618
Maryland	146	27,556,549	3.6	6.82	80.9	627
Michigan	214	26,293,581	3.4	7.51	84.2	624
Nevada	137	26,286,055	3.4	7.01	81.0	654
Texas	225	24,747,776	3.2	7.87	85.7	630
Pennsylvania	167	21,080,743	2.7	7.0	81.9	629
Oregon	131	20,938,316	2.7	6.68	80.0	650
Ohio	183	20,192,219	2.6	7.36	85.6	624
Georgia	135	19,896,274	2.6	7.09	83.9	639
Minnesota	113	18,276,645	2.4	6.95	83.4	648
Other	1,354	178,632,153	23.3	7.14	82.4	623
Total:	4,857	767,824,528	100.0	7.01	82.0	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,288	361,674,867	47.1	7.08	83.8	659
Refinance - Rate Term	267	39,237,847	5.1	6.89	82.1	617
Refinance - Cashout	2,302	366,911,814	47.8	6.95	80.2	613
Total:	4,857	767,824,528	100.0	7.01	82.0	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	3,156	515,237,203	67.1	7.04	83.0	631
Arm 3/27	743	121,821,815	15.9	6.65	81.3	638
Arm 5/25	70	13,913,575	1.8	6.63	79.9	671
Arm 6 Month	1	70,826	0.0	4.9	78.9	597
Fixed - Balloon 15 /30	16	824,327	0.1	10.81	99.2	705
Fixed Rate	871	115,956,782	15.1	7.23	78.4	642
Total:	4,857	767,824,528	100.0	7.01	82.0	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,978	610,732,336	79.5	6.98	81.8	630
PUD	386	73,987,529	9.6	7	83.0	653
Condo	240	36,941,335	4.8	6.95	81.6	644
2 Family	162	26,316,344	3.4	7.31	81.2	651
3-4 Family	91	19,846,984	2.6	7.51	84.7	679
Total:	4,857	767,824,528	100.0	7.01	82.0	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
<= 4.00	13	3,701,889	0.6	5.55	80.6	691
4.01 - 4.50	57	12,993,912	2.0	5.37	79.6	673
4.51 - 5.00	159	31,644,681	4.9	5.87	81.1	664
5.01 - 5.50	681	122,836,412	18.9	6.53	80.6	638
5.51 - 6.00	593	104,721,126	16.1	6.46	81.5	644
6.01 - 6.50	710	118,893,536	18.3	6.83	81.7	630
6.51 - 7.00	695	114,628,482	17.6	7.19	83.0	630
7.01 - 7.50	479	69,411,728	10.7	7.59	85.1	622
7.51 - 8.00	315	41,896,480	6.4	8.15	87.1	612
8.01 - 8.50	149	18,653,623	2.9	8.74	88.0	609
8.51 - 9.00	61	6,273,667	1.0	9.1	87.6	601
9.01 - 9.50	34	3,495,702	0.5	9.71	88.0	604
9.51 - 10.00	17	1,535,691	0.2	9.92	85.4	605
10.01 - 10.50	4	209,482	0.0	10.36	83.4	559
10.51 >=	3	147,008	0.0	11.33	80.6	524
Total:	3,970	651,043,419	100.0	6.96	82.6	633

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	1	202,145	0.0	7.37	81.8	680
4 - 6	3	463,934	0.1	8.86	86.9	576
10 -12	5	697,309	0.1	8.51	79.1	556
13 - 15	3	433,024	0.1	6.84	87.2	612
16 - 18	24	4,344,478	0.7	7.48	79.9	597
19 - 21	271	45,809,662	7.0	7.09	83.2	618
22 - 24	2,850	463,409,171	71.2	7.03	83.0	633
25 - 27	2	285,698	0.0	7.37	82.7	623
31 - 33	54	10,081,701	1.5	6.57	83.2	642
34 - 36	687	111,402,723	17.1	6.65	81.2	638
37 >=	70	13,913,575	2.1	6.63	79.9	671
Total:	3,970	651,043,419	100.0	6.96	82.6	633

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 9.50	1	96,545	0.0	4.5	80.0	725
9.51 - 11.50	184	37,330,770	5.7	5.46	78.1	658
11.51 - 12.00	344	63,372,032	9.7	5.84	80.2	644
12.01 - 12.50	515	97,515,460	15.0	6.29	80.9	642
12.51 - 13.00	683	124,771,851	19.2	6.62	82.2	637
13.01 - 13.50	543	91,558,035	14.1	7.02	83.5	633
13.51 - 14.00	556	83,175,555	12.8	7.4	84.0	630
14.01 - 14.50	380	54,585,637	8.4	7.77	84.2	628
14.51 - 15.00	359	50,241,690	7.7	8.05	84.9	618
15.01 - 15.50	199	24,761,640	3.8	8.51	85.4	613
15.51 - 16.00	124	15,834,164	2.4	8.96	84.8	599
16.01 - 16.50	44	3,853,641	0.6	9.75	84.9	577
16.51 - 17.00	25	2,772,743	0.4	9.96	86.2	586
17.01 - 17.50	5	547,890	0.1	10.57	87.2	565
17.51 - 18.00	6	544,802	0.1	10.19	92.2	576
18.01 – 18.85	2	80,967	0.0	12.51	75.7	552
Total:	3,970	651,043,419	100.0	6.96	82.6	633

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.25 - 4.50	6	840,216	0.1	4.48	81.3	697
4.51 - 5.50	204	43,990,394	6.8	5.23	78.8	666
5.51 - 6.00	424	84,086,082	12.9	5.87	80.6	653
6.01 - 6.50	651	121,862,249	18.7	6.34	80.8	644
6.51 - 7.00	833	140,395,243	21.6	6.85	82.5	635
7.01 - 7.50	605	96,109,119	14.8	7.35	84.1	631
7.51 - 8.00	585	83,812,530	12.9	7.87	84.9	617
8.01 - 8.50	317	41,550,348	6.4	8.42	85.5	608
8.51 - 9.00	195	24,046,706	3.7	8.83	85.3	591
9.01 - 9.50	68	6,652,193	1.0	9.46	87.4	591
9.51 - 10.00	41	4,286,567	0.7	9.9	85.5	585
10.01 - 10.50	26	2,256,351	0.3	10.23	83.0	550
10.51 - 11.00	10	933,207	0.1	10.32	86.0	560
11.01 - 11.50	2	103,020	0.0	11.27	80.0	516
11.51 - 12.00	1	38,227	0.0	11.8	76.5	523
12.01 - 12.50	1	45,975	0.0	12.25	80.0	510
12.51 - 12.85	1	34,992	0.0	12.85	70.0	607
Total:	3,970	651,043,419	100.0	6.96	82.6	633

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1	70,826	0.0	4.9	78.9	597
1.50	1	282,857	0.0	8.88	90.0	570
2.00	164	44,818,342	6.9	6.19	82.7	659
2.50	1	103,272	0.0	6.2	80.0	690
3.00	3,777	601,461,204	92.4	7.02	82.6	632
5.00	26	4,306,918	0.7	6.88	78.5	624
Total:	3,970	651,043,419	100.0	6.96	82.6	633

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3,418	550,704,570	84.6	6.99	82.6	631
1.50	551	100,059,763	15.4	6.82	82.9	646
3.00	1	279,086	0.0	6.99	95.0	640
Total:	3,970	651,043,419	100.0	6.96	82.6	633

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

Statistical Collateral Summary – Loan Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/04 cutoff date.   Approximately 24.7% of the group 2 mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,217
Total Outstanding Loan Balance	$252,225,362*	Min	Max
Average Loan Current Balance	$207,252	$20,993	$1,120,899
Weighted Average Original LTV	82.2%**
Weighted Average Coupon	7.01%	4.50%	13.09%
Arm Weighted Average Coupon	6.98%
Fixed Weighted Average Coupon	7.17%
Weighted Average Margin	6.31%	1.86%	10.50%
Weighted Average FICO (Non-Zero)	635
Weighted Average Age (Months)	2
% First Liens	99.3%
% Second Liens	0.7%
% Arms	84.0%
% Fixed	16.0%
% of Loans with Mortgage Insurance	0.6%

*

Total group 2 collateral will be approximately [$350,000,000]

**

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.50 - 5.00	13	5,136,581	2.0	4.91	73.1	705
5.01 - 5.50	28	10,781,327	4.3	5.35	80.3	690
5.51 - 6.00	97	31,516,617	12.5	5.83	79.7	669
6.01 - 6.50	154	40,923,361	16.2	6.34	79.5	650
6.51 - 7.00	247	53,530,692	21.2	6.82	81.1	629
7.01 - 7.50	208	42,530,225	16.9	7.30	84.1	623
7.51 - 8.00	193	30,912,686	12.3	7.75	84.6	612
8.01 - 8.50	100	15,374,296	6.1	8.28	84.7	600
8.51 - 9.00	73	10,977,340	4.4	8.76	86.4	593
9.01 - 9.50	41	4,560,404	1.8	9.25	88.7	614
9.51 - 10.00	19	2,456,559	1.0	9.77	85.6	589
10.01 - 10.50	21	1,806,981	0.7	10.23	93.3	641
10.51 - 11.00	17	1,130,662	0.4	10.77	89.4	615
11.01 - 11.50	1	47,000	0.0	11.25	100.0	717
11.51 - 12.00	2	139,989	0.1	11.88	100.0	699
12.01 - 12.50	2	100,710	0.0	12.24	88.2	631
13.01 - 13.50	1	299,933	0.1	13.09	87.5	697
Total:	1,217	252,225,362	100.0	7.01	82.2	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
476 - 500	1	63,927	0.0	8.83	80.0	500
501 - 525	80	11,634,249	4.6	8.36	78.4	511
526 - 550	92	13,413,619	5.3	7.63	78.2	539
551 - 575	106	17,996,636	7.1	7.23	79.7	563
576 - 600	116	21,353,746	8.5	7.19	83.7	589
601 - 625	208	40,930,728	16.2	7.21	84.4	614
626 - 650	217	49,886,456	19.8	6.85	82.0	637
651 - 675	174	41,139,981	16.3	6.84	83.6	663
676 - 700	84	18,366,240	7.3	7.08	82.6	689
701 - 725	75	19,777,799	7.8	6.44	82.2	712
726 - 750	42	11,058,696	4.4	6.26	84.4	736
751 - 775	11	3,073,796	1.2	6.08	79.5	759
776 - 800	11	3,529,489	1.4	5.95	66.1	785
Total:	1,217	252,225,362	100.0	7.01	82.2	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	30	1,283,282	0.5	9.36	84.3	619
50,001 - 100,000	257	19,779,046	7.8	8.02	82.5	610
100,001 - 150,000	318	39,387,225	15.6	7.43	82.3	620
150,001 - 200,000	167	29,025,620	11.5	7.27	83.2	605
200,001 - 250,000	81	17,871,672	7.1	7.07	81.9	612
250,001 - 300,000	56	15,250,592	6.0	7.26	85.0	630
300,001 - 350,000	57	19,144,996	7.6	6.76	83.3	641
350,001 - 400,000	112	42,164,298	16.7	6.68	81.8	640
400,001 - 450,000	60	25,629,722	10.2	6.64	82.5	652
450,001 - 500,000	45	21,564,515	8.5	6.50	83.5	668
500,001 - 550,000	9	4,812,917	1.9	6.55	80.8	650
550,001 - 600,000	11	6,363,673	2.5	6.88	79.2	663
600,001 – 1,120,899	14	9,947,804	3.9	6.02	72.0	699
Total:	1,217	252,225,362	100.0	7.01	82.2	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,052	189,972,302	75.3	7.22	82.7	626
24	85	34,740,580	13.8	6.19	80.8	666
36	18	6,605,348	2.6	6.13	82.7	646
60	62	20,907,133	8.3	6.74	79.4	659
Total:	1,217	252,225,362	100.0	7.01	82.2	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.000	20	3,815,775	1.5	6.32	41.1	659
50.001 - 55.000	6	895,632	0.4	7.47	53.6	585
55.001 - 60.000	19	3,499,763	1.4	6.86	58.4	642
60.001 - 65.000	15	2,912,403	1.2	7.14	62.8	582
65.001 - 70.000	44	8,164,234	3.2	6.78	68.5	603
70.001 - 75.000	73	17,843,494	7.1	6.85	74.0	628
75.001 - 80.000	472	109,131,084	43.3	6.72	79.7	643
80.001 - 85.000	182	32,979,879	13.1	7.17	84.6	609
85.001 - 90.000	205	40,051,797	15.9	7.10	89.6	630
90.001 - 95.000	112	22,548,585	8.9	7.83	94.8	646
95.001 - 100.000	69	10,382,717	4.1	8.11	99.8	667
Total:	1,217	252,225,362	100.0	7.01	82.2	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	772	152,774,257	60.6	6.83	82.4	623
Reduced	197	44,172,765	17.5	7.22	82.9	664
No Income/ No Asset	4	574,436	0.2	6.91	80.0	606
Stated Income / Stated Assets	244	54,703,904	21.7	7.34	81.0	643
Total:	1,217	252,225,362	100.0	7.01	82.2	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,065	230,928,037	91.6	6.95	82.1	632
Second Home	9	2,329,460	0.9	6.42	65.9	695
Investor	143	18,967,866	7.5	7.83	84.7	661
Total:	1,217	252,225,362	100.0	7.01	82.2	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	251	83,341,863	33.0	6.58	80.8	643
Florida	211	32,638,472	12.9	7.51	82.8	634
Georgia	135	19,896,274	7.9	7.09	83.9	639
Maryland	39	9,516,232	3.8	6.87	80.7	628
Virginia	43	9,491,259	3.8	7.16	82.0	613
Nevada	37	8,572,396	3.4	7.08	81.3	647
Washington	38	7,995,672	3.2	6.85	80.0	637
Arizona	40	7,889,778	3.1	7.02	83.9	635
Michigan	42	6,518,992	2.6	7.37	83.5	638
Oregon	37	6,470,689	2.6	6.97	79.0	641
Illinois	38	6,044,575	2.4	7.34	84.8	625
New York	20	5,476,057	2.2	6.59	82.4	658
Pennsylvania	22	5,245,670	2.1	6.65	81.3	654
Massachusetts	18	4,127,871	1.6	6.98	79.3	612
Connecticut	18	4,076,160	1.6	7.16	82.1	629
Other	228	34,923,401	13.8	7.53	85.0	613
Total:	1,217	252,225,362	100.0	7.01	82.2	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	537	117,277,144	46.5	7.04	84.1	658
Refinance - Rate Term	42	9,307,934	3.7	6.92	81.8	624
Refinance - Cashout	638	125,640,284	49.8	6.99	80.4	613
Total:	1,217	252,225,362	100.0	7.01	82.2	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	764	167,123,868	66.3	7.03	83.1	630
Arm 3/27	186	39,310,296	15.6	6.81	82.3	631
Arm 5/25	21	5,260,886	2.1	6.56	81.5	677
Arm 6 Month	1	70,826	0.0	4.90	78.9	597
Fixed – Balloon 15 /30	14	734,121	0.3	10.88	99.6	699
Fixed Rate	231	39,725,366	15.7	7.11	77.9	649
Total:	1,217	252,225,362	100.0	7.01	82.2	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	985	199,934,674	79.3	6.98	82.3	633
PUD	130	32,963,374	13.1	7.02	82.4	640
Condo	58	10,817,823	4.3	6.97	81.9	635
2 Family	31	5,622,649	2.2	7.37	78.3	649
3-4 Family	13	2,886,843	1.1	8.33	83.1	628
Total:	1,217	252,225,362	100.0	7.01	82.2	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
<= 4.00	6	2,685,188	1.3	5.79	80.8	701
4.01 - 4.50	14	4,941,268	2.3	5.32	76.4	679
4.51 - 5.00	43	12,092,918	5.7	5.97	83.0	662
5.01 - 5.50	119	30,869,577	14.6	6.56	81.0	634
5.51 - 6.00	147	34,068,967	16.1	6.60	83.1	640
6.01 - 6.50	207	43,459,580	20.5	6.88	81.9	626
6.51 - 7.00	174	39,089,458	18.5	7.15	82.5	631
7.01 - 7.50	122	24,160,145	11.4	7.50	85.6	620
7.51 - 8.00	57	9,539,488	4.5	8.15	86.7	604
8.01 - 8.50	38	6,226,124	2.9	8.81	88.1	611
8.51 - 9.00	15	1,529,503	0.7	9.15	89.6	605
9.01 - 9.50	19	2,269,791	1.1	9.75	87.7	608
9.51 - 10.00	9	736,575	0.3	9.85	80.1	564
10.01 - 10.50	2	97,294	0.0	10.32	83.6	520
Total:	972	211,765,876	100.0	6.98	82.9	632

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
4 - 6	2	204,239	0.1	6.92	89.4	619
10 - 12	1	40,204	0.0	9.46	90.0	615
16 - 18	6	1,578,436	0.7	7.67	76.7	615
19 - 21	79	18,893,291	8.9	6.88	84.3	630
22 - 24	677	146,478,524	69.2	7.05	83.0	631
25 - 27	1	77,698	0.0	7.96	90.0	544
31 - 33	29	6,659,766	3.1	6.53	84.5	638
34 - 36	156	32,572,833	15.4	6.86	81.8	630
37 >=	21	5,260,886	2.5	6.56	81.5	677
Total:	972	211,765,876	100.0	6.98	82.9	632

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.00 - 11.50	35	11,693,752	5.5	5.56	80.5	664
11.51 - 12.00	61	16,991,201	8.0	5.86	81.0	654
12.01 - 12.50	116	31,588,713	14.9	6.30	81.4	649
12.51 - 13.00	194	48,572,497	22.9	6.55	81.9	642
13.01 - 13.50	149	32,118,700	15.2	7.15	84.1	626
13.51 - 14.00	108	19,988,633	9.4	7.39	83.5	607
14.01 - 14.50	97	17,998,994	8.5	7.83	83.7	613
14.51 - 15.00	98	16,788,436	7.9	8.05	86.0	614
15.01 - 15.50	53	8,086,117	3.8	8.66	87.1	621
15.51 - 16.00	34	5,441,687	2.6	8.94	84.5	592
16.01 - 16.50	16	1,198,556	0.6	9.63	85.7	585
16.51 - 17.00	8	986,450	0.5	9.98	80.9	555
17.51 - 18.00	2	266,165	0.1	9.43	87.5	573
18.01 - 18.25	1	45,975	0.0	12.25	80.0	510
Total:	972	211,765,876	100.0	6.98	82.9	632

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.50 - 4.50	1	151,318	0.1	4.50	80.0	731
4.51 - 5.50	40	15,172,837	7.2	5.24	81.0	688
5.51 - 6.00	82	27,999,286	13.2	5.88	81.6	663
6.01 - 6.50	131	34,008,176	16.1	6.34	80.5	645
6.51 - 7.00	200	44,105,133	20.8	6.85	81.9	629
7.01 - 7.50	170	36,502,022	17.2	7.32	84.5	622
7.51 - 8.00	146	25,196,032	11.9	7.80	85.3	607
8.01 - 8.50	93	15,112,028	7.1	8.44	86.1	603
8.51 - 9.00	56	8,365,103	4.0	8.82	85.1	582
9.01 - 9.50	30	2,984,360	1.4	9.64	87.6	598
9.51 - 10.00	13	1,394,550	0.7	9.89	81.4	576
10.01 - 10.50	5	269,467	0.1	10.14	79.3	513
10.51 - 11.00	4	459,590	0.2	9.94	81.3	547
12.01 - 12.50	1	45,975	0.0	12.25	80.0	510
Total:	972	211,765,876	100.0	6.98	82.9	632

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1	70,826	0.0	4.90	78.9	597
1.50	1	282,857	0.1	8.88	90.0	570
2.00	53	21,800,332	10.3	6.12	81.9	664
3.00	915	189,111,123	89.3	7.08	83.0	628
5.00	2	500,737	0.2	7.21	80.0	588
Total:	972	211,765,876	100.0	6.98	82.9	632

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	879	178,909,091	84.5	7.08	83.0	627
1.50	92	32,577,699	15.4	6.44	82.6	655
3.00	1	279,086	0.1	6.99	95.0	640
Total:	972	211,765,876	100.0	6.98	82.9	632

          *     Note, for second liens, CLTV is employed in this calculation.